FSS1 P-1 11/12

SUPPLEMENT DATED NOVEMBER 1, 2012

TO THE PROSPECTUS DATED SEPTEMBER 1, 2012

OF

FRANKLIN STRATEGIC SERIES

(Franklin Flex Cap Growth Fund, Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, Franklin Small-Mid Cap Growth Fund)

The Prospectus is amended as follows:

I. For the Franklin Focused Core Equity Fund, the portfolio management team under "Fund Summaries – Portfolio Managers" section on page 13 is revised as follows:

Portfolio Managers

BRENT LODER   Portfolio Manager of Advisers and portfolio manager of the Fund since 2009.

II. For the Franklin Focused Core Equity Fund, the portfolio management team under "Fund Details - Management" section on page 52 is revised as follows:

BRENT LODER   Portfolio Manager of Advisers

Mr. Loder has been the lead portfolio manager of the Fund since November 2012. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2006.

Please keep this supplement for future reference.